Related Party Disclosures	12 Months Ended
Mar. 31, 2021
Related Party Transactions [Abstract]
Related Party Disclosures

20. Related Party Disclosures

For the year ended March 31, 2019, the Company incurred rent expense on office facilities and guest house facilities totaling INR 3 million, where the lessors are related to the Ex-CEO and erstwhile COO and director of the Company. As of March 31, 2020, and 2021, the Company did not have any security deposits with these lessors. The contract for guest house facilities was cancelled with effect from March 29, 2019.

The Company has certain loan facilities with International Finance Corporation (“IFC”), which is a substantial shareholder of the Company having significant influence. During the year ended March 31, 2020, the Company has drawn INR 262 million (US$ 3.5 million) against these loan facilities, net of repayments and has an outstanding loan against these facilities totaling INR 766 million (US$ 10.2 million) as of March 31, 2020, which includes a current portion of the loan totaling INR 9 million (US$ 0.1 million). During the year ended March 31, 2021, the Company has drawn INR NIL (US$ NIL) against these loan facilities, net of repayments and has an outstanding loan against these facilities totaling INR 757 million (US$ 10.3 million) as of March 31, 2021, which includes a current portion of the loan totaling INR 10 million (US$ 0.1 million). The Company incurred INR 21 million, INR 54 million and INR 78 million (US$ 1.1 million) of interest expense for the years ended March 31, 2019, 2020 and 2021, respectively. The Company has outstanding interest accrued against these facilities totaling INR 24 million and INR 34 million (US$ 1.6 million) as of March 31, 2020 and 2021, respectively. These loans are also hedged with IFC with outstanding notional amount of US $ 13.4 million as of March 31, 2021 (also see note 12 above).

The Company and its subsidiary, Azure Power India Private Limited, are respondents in arbitration proceedings initiated by the former Chairman, CEO and Managing Director of the Company, Mr. Inderpreet Singh Wadhwa (“IW”) and former COO Mr. H.S Wadhwa (“HSW”), in relation to the purchase price of the shares of IW’s and HSW’s in Azure Power India Private Limited at Singapore International Arbitration Centre (SIAC) with the seat of arbitration in Singapore. The matter is concluded and the award is awaited. Management strongly believes in the merits of the case; however, an unfavorable outcome in these proceedings could potentially have a material adverse effect on the results of operations, cash flows and financial condition. As management believes it will be successful in the arbitration, the Company has not accrued any amount with respect to this arbitration in its consolidated financial statements.

In addition, the Company and its subsidiary Azure Power India Private Limited are respondents to arbitration proceedings initiated by IW in relation to his transition agreement before MCIA. The matter is concluded and the awarded is awaited. We believe in the merits of our case however we cannot ensure the outcome of the proceedings. The claim amount is not significant to the financial position of the Company.

Refer Note 16 for equity shares issued during the previous year to Caisse de depot et placement du Quebec (CDPQ).